UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 9, 2020

Commission File Number 000-22496

SCHNITZER STEEL INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 350, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	SCHN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the  registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of CertTain Officers.

On November 9, 2020, the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) increased the number of authorized directors from eight to nine and elected Glenda J. Minor to serve as a Class III director with a term expiring at the Company’s 2021 annual meeting of shareholders. Ms. Minor was also appointed to serve on the Audit and Nominating & Corporate Governance Committees of the Board.

Ms. Minor has extensive finance and international leadership experience at Fortune 100 public and private companies in the automotive, steel and defense industries throughout North America, Europe, Asia and South America. Since 2016, she has served as Chief Executive Officer and Principal of Silket Advisory Services, a privately-owned consulting firm. Silket Advisory Services advises companies on financial, strategic, and operational initiatives. From 2010 until 2015, Ms. Minor was Senior Vice President and Chief Financial Officer of EVRAZ North America Limited. Prior to this, Ms. Minor held both domestic and international executive finance roles with increasing levels of managerial responsibility at Visteon Corporation and DaimlerChrysler, as well as financial management roles at General Motors Corporation and General Dynamics Corporation.  Ms. Minor currently serves on the Boards of Directors of Curtiss-Wright Corporation and Albemarle Corporation.

As a non-employee director, Ms. Minor will participate in the Company’s non-employee director compensation arrangements as described in the Company’s 2020 annual meeting proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 18, 2019. In connection with her election to the Board, Ms. Minor received a prorated stock award consisting of 1,158 Deferred Stock Units with a grant date value of $25,785. In addition, it is expected that Ms. Minor will enter into the Company’s standard form of indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2016 and is incorporated herein by reference.

There is no arrangement or understanding between Ms. Minor and any other persons pursuant to which such director was selected as a director nor are there any family relationships between Ms. Minor and any of the Company’s executive officers and directors. In addition, there are no transactions involving the Company and Ms. Minor that are reportable pursuant to Item 404(a) of Regulation S-K.

On November 12, 2020, the Company issued a press release announcing the election of Ms. Minor, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on November 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated: November 12, 2020	By:	/s/ Peter B. Saba
Title: Senior Vice President, General Counsel and Secretary